Employee Benefits And Share Option Plans	12 Months Ended
Dec. 31, 2011
Employee Benefits And Share Option Plans [Abstract]
Employee Benefits And Share Option Plans
7.	Employee Benefits and Share Option Plans

Profits Sharing Agreement

In 2009, we adopted a profits sharing agreement which authorizes us to grant profits interests in the Company to certain key employees. These interests generally vest with the holders based on a combination of performance-based and time-based vesting metrics, each as specified in the profits sharing agreement and each holder's award agreement. The Genting HK, Apollo Funds and the TPG Viking Funds are entitled to initially receive any distributions made by the Company, pro rata based on their shareholdings in the Company. Once the Genting HK, Apollo Funds and the TPG Viking Funds receive distributions in excess of certain hurdle amounts specified in the profits sharing agreement and each holder's award agreement, each vested profits interest award generally entitles the holder of such award to a portion of such excess distribution amount.

Profits interests, generally consisting of fifty percent of "Time-Based Units" ("TBUs") and fifty percent of "Performance-Based Units" ("PBUs"), were granted to senior management. The TBUs generally vest over five years and upon a distribution event, the vesting amount of the PBUs is based on the amount of proceeds that are realized above certain hurdles.

The termination of employment results in forfeiture of any non-vested TBUs and all PBUs. TBUs that are vested can be either continued by the Company or cancelled and paid to the employee. Cancellation can take place anytime after termination but not before two years after the grant date.

The fair value of the profits interests was computed using a binomial (lattice) model using the following assumptions:

	2011	2010	2009
Dividend yield	0%	0%	0%
Expected stock price volatility	50.00%	50.00%	59.20%
Risk-free interest rate	1.41%	1.41%	3.39%
Expected unit life	3 years	3 years	3 years

Expected stock price volatility was based on annual volatilities of comparable companies in our industry based on three years of historical data. Risk-free interest rates were adjusted to the average risk-free rates applicable at the grant date. The expected unit life was calculated with the expectation of a distribution event occurring within a three-year period. We estimated forfeitures based on our historical termination rates for the last three years.

The aggregate fair value for the profits interests as of December 31, 2011 was comprised of $12.9 million for PBUs and $8.1 million for TBUs. Total share-based compensation expense recognized for the years ended December 31, 2011, 2010 and 2009 was $1.2 million, $2.5 million and $3.7 million, respectively, and was recorded in marketing, general and administrative expense. As of December 31, 2011, there was $0.7 million of total unrecognized compensation expense related to TBU non-vested shares. As of December 31, 2011, there was no aggregate intrinsic value of options outstanding and exercisable. Pertinent information covering the profits interests pursuant to the profits sharing agreement was as follows:

	Number of Shares		TBUs Weighted- Average Price	PBUs Weighted- Average Price
	TBUs	PBUs
Outstanding as of December 31, 2010	363,100	545,500	$19.67	$20.38
Granted	28,750	24,500	$11.00	$18.36
Forfeited	(7,500)	(10,500)	$12.01	$17.73

Outstanding as of December 31, 2011	384,350	559,500	$19.17	$20.34

Vested as of December 31, 2011	189,050	116,000	$22.32	$28.40

Non-vested as of December 31, 2011	195,300	443,500	$16.12	$18.23

Employee Benefit Plans

Certain of our employees are employed pursuant to agreements that provide for severance payments. Severance is generally only payable upon an involuntary termination of the employee's employment by us without cause or a termination by the employee for good reason. Severance generally includes a cash payment based on the employee's base salary (and in some cases, bonus), and our payment of the employee's continued medical benefits for the applicable severance period. During 2008, we entered into a severance agreement with our former chief executive officer. As of December 31, 2011, the remaining liability was $12.2 million, which includes a fully vested co-investment profits interest award granted under the profits sharing agreement described above.

We maintain annual incentive bonus plans for our executive officers and other key employees. Bonuses under these plans become earned and payable based on both the Company's and each individual's performance during the applicable performance period and the individual's continued employment. Company performance criteria include the attainment of certain financial targets and other strategic objectives.

We maintain a 401(k) Plan for our shoreside employees, including our executive officers. Participants may contribute up to 100% of eligible compensation each pay period, subject to certain limitations. We make matching contributions equal to 100% of the first 3% and 50% of the next 4% - 10% of each participant's contributions, and our matching contributions may not exceed 6% of each participant's compensation. Our matching contributions are vested according to a five-year schedule. The 401(k) Plan is subject to the provisions of ERISA and is intended to be qualified under section 401(a) of the U.S. Internal Revenue Code (the "Code").

Our contributions are reduced by contributions forfeited by those employees who leave the 401(k) Plan prior to vesting fully in the contributions. Forfeited contributions of $0.2 million, $0.2 million and $0.3 million were utilized in each of the years ended December 31, 2011, 2010 and 2009, respectively.

We maintain a Supplemental Executive Retirement Plan ("SERP"), which is a legacy unfunded defined contribution plan for certain of our executives who were employed by the Company in an executive capacity prior to 2008. The SERP was frozen to future participation following that date. The SERP provides for Company contributions on behalf of the participants to compensate them for the benefits that are limited under the 401(k) Plan. We credit participants under the SERP for amounts that would have been contributed by us to the Company's previous Defined Contribution Retirement Plan and the former 401(k) Plan without regard to any limitations imposed by the Code. Participants do not make any elective contributions under this plan. As of December 31, 2011 and 2010, the aggregate balance of participants' deferred compensation accounts under the SERP Plan was $0.7 million and $0.9 million, respectively.

We recorded expenses related to the above 401(k) Plan and SERP of $2.6 million, $2.7 million and $3.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Effective January 2009, we implemented the Shipboard Retirement Plan which computes benefits based on years of service, subject to eligibility requirements of the Shipboard Retirement Plan. The Shipboard Retirement Plan is unfunded with no plan assets. The projected benefit obligation of $1.0 million and $0.8 million was included in accrued expenses and other liabilities as of December 31, 2011 and 2010, respectively, and $12.3 million and $8.7 million was included in other long-term liabilities in our consolidated balance sheet as of December 31, 2011 and 2010, respectively. The amounts related to the Shipboard Retirement Plan were as follows (in thousands):

	Year Ended December 31,
	2011	2010	2009
Pension expense:
Service cost	$1,072	$980	$991
Interest cost	531	481	497
Amortization of prior service cost	378	378	378
Amortization of actuarial gain	—	(29)	—

Total pension expense	$1,981	$1,810	$1,866

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$9,478	$8,017	$7,939
Service cost	1,072	980	991
Interest cost	531	481	497
Actuarial loss (gain)	2,993	—	(1,410)
Direct benefit payments	(745)	—	—

Projected benefit obligation at end of year	$13,329	$9,478	$8,017

Amounts recognized in the consolidated balance sheets:
Projected benefit obligation	$13,329	$9,478	$8,017

Amounts recognized in accumulated other comprehensive income (loss):
Prior service cost	$(6,805)	$(7,183)	$(7,561)
Accumulated actuarial gain (loss)	(1,612)	1,381	1,410

Accumulated other comprehensive income (loss)	$(8,417)	$(5,802)	$(6,151)

The discount rates used in the net periodic benefit cost calculation for the years ended December 31, 2011, 2010 and 2009 were 5.5%, 6.0% and 8.0%, respectively, and the actuarial gain is amortized over 20.26 years. The discount rate is used to measure and recognize obligations, including adjustments to other comprehensive income (loss), and to determine expense during the periods. It is determined by using bond indices which reflect yields on a broad maturity and industry universe of high-quality corporate bonds.

The pension benefits expected to be paid in each of the next five years and in aggregate for the five years thereafter are as follows (in thousands):

Year	Amount
2012	$952
2013	658
2014	671
2015	694
2016	745
Next five years	4,966